SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2003
                                                --------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

            New Jersey                   1-1031                    22-0743290
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ      08875-6707
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                  ---------------



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                                                                     Page 2 of 3




                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                 PAGE
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                        3

ITEM 9.  REGULATION FD DISCLOSURE                                 3



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                                                                     Page 3 of 3





Item 7.  Financial Statements and Exhibits

         a)       Financial Statements:  None.

         b)       Pro Forma Financial Information:  None.

         c)       Exhibits:

     99.a) Ronson Corporation "Special Report to Shareholders" dated July 28, 2003.


Item 9.  Regulation FD Disclosure

     On July 28, 2003, Ronson Corporation (the "Company") mailed to its stockholders its "Special Report to Stockholders". This report is attached hereto under Item 7 above.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  July 28, 2003